SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


     Date of Report (Date of earliest event reported): November 2, 2001


                              E*MACHINERY.NET, INC.

        Delaware                 033-26344                  75-2254748
State of Incorporation       Commission File No.         (I.R.S. Employer
                                                         Identification No.)


                               1400 Medford Plaza
                            Route 70 & Hartford Road
                            Medford, New Jersey 08055
                         (Address of Principal Offices)

                        Telephone Number: (609) 953-7985

















ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On November 2, 2001, the Registrant executed an Extension Agreement with Western Power & Equipment Corp. of Delaware to extend, until February 28, 2002, the time it will have to complete its due diligence and meet its financial obligations as modified by this Extension Agreement. The modified terms and conditions include, but are not limited to the following: (a) the Registrant must put a total of $5,500,000 in cash into escrow on or before February 28, 2002 and (b) on or before November 15, 2001, the Registrant shall issue and place in escrow 200,000 shares of the Registrant's restricted common stock in the name of Western Power & Equipment Corp., to be released to Western Power & Equipment Corp. on February 28, 2002 if the Registrant fails to have the minimum of $5,500,000 of cash in escrow, or at Closing as part of the 1,200,000 shares of the Registrant's common stock to be issued as consideration. A copy of the Extension Agreement is attached hereto as Exhibit 1. On September 18, 2001, the Registrant executed a Purchase Agreement with Western Power & Equipment Corp., a Delaware corporation, to acquire the business as well as certain assets and assume certain limited liabilities of Western Power & Equipment Corp., an Oregon corporation, its wholly owned subsidiary, for cash, a note and stock. Closing was subject to due diligence, certain approvals and payment. A copy of the Purchase Agreement was included, in its entirety, in the Registrant's 8-K filed on September 21, 2001.

     The above summary information does not purport to be complete, and is qualified in its entirety by reference to the Extension Agreement filed as
Exhibit 1 to this Form 8-K filing.

     Western Power & Equipment Corp. (Oregon) is engaged in the sale, rental, and servicing of light, medium-sized and heavy agricultural, industrial, and construction equipment, parts and related products manufactured by Case Corporation (NYSE: CNH) and other manufacturers such as: Terex Corporation (NYSE: TEX) Kawasaki, Daewoo International Corporation, Kubota Corp (NYSE:
KUB) and Link Belt. Based upon the number of locations owned and operated it is one of the largest independent dealers of Case equipment in the United States. The company operates out of locations in Washington, Oregon, Nevada, California and Alaska.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          A.  Financial Statements:
              None.
          B.  Proforma Financial Statements:
              None.
          C.  Exhibits:

              1. Extension Agreement between e*machinery.net, inc. and Western Power & Equipment Corp. dated November 2, 2001.











                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        	E*MACHINERY.NET, INC.

                                      BY:	/s/Arthur A. O'Shea III
                                       	----------------------------
                                         	Arthur A. O'Shea III, President

Dated:  November 12, 2001